UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Rule 14a-12.

RIVER FINANCIAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

RIVER FINANCIAL CORPORATION

2611 Legends Drive
Prattville, Alabama 36066
Telephone (334) 290-1012

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2023

The Annual Meeting of Shareholders of River Financial Corporation (the “Company”) will be held at The Legends Conference Center at 2500 Legends Circle, Prattville, Alabama, on May 16, 2023, at 5:30 p.m. CST.

The Annual Meeting of Shareholders is for the following purposes which are more completely described in the accompanying Proxy Statement:

1.
Election of the Board of Directors of the Company
2.
Proposed changes to the Articles of Incorporation (Proposals 2-6 on meeting notice)
3.
Proposed re-naming of the Articles of Incorporation to “Certificate of Incorporation” (Proposal 7 on meeting notice)
4.
Any other matters that may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors of the Company has fixed the close of business on Wednesday, March 22, 2023 as the record date for determining which Shareholders will be entitled to notice of and to vote at the Annual Meeting.

Your vote as a shareholder is important regardless of the number of shares of the Company stock you own. Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares as soon as possible. You may vote by telephone at 1-800-652-8683, via internet by going to www.investorvote.com/RIFC, or scan the QR code with your smartphone. Your individual mailed notice will contain a unique QR code and 15-digit code located in the shaded bar on your notice. This will be needed in order to vote your shares electronically or via telephone. This will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you are unable to attend the Annual Meeting for any reason. If you are a shareholder whose shares of the Company stock are not registered in your own name, you will need additional documentation from your record holder in order to attend and vote personally at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Larry Puckett, Chairman of the Board

Prattville, Alabama

April 3, 2023

{BH288957.1} 1029762.2

PROXY STATEMENT

River Financial Corporation

Proxy Statement for the Annual Meeting of Shareholders

We are providing this Proxy Statement to you in connection with the solicitation of proxies for our Annual Meeting of Shareholders of River Financial Corporation (the “Company”) to be held on May 16, 2023, at 5:30 p.m. CST at The Legends Conference Center at 2500 Legends Circle, Prattville, Alabama. The matters to be considered and acted upon at the Annual Meeting are listed in the accompanying Notice of Meeting of Shareholders and are described herein.

At the Annual Meeting we will elect ten persons to serve on the Board of Directors for a term of one year; approve proposals to amend the Articles of Incorporation; approve proposal to re-name the Articles of Incorporation to “Certificate of Incorporation”; and any other business.

We recommend you vote in favor of all proposals discussed in this Proxy Statement. This document gives you important information concerning the business to be addressed at the Annual Meeting, and we urge you to read it carefully.

This Proxy Statement is dated April 3, 2023.

THE MEETING

Date, Time and Place

We will hold the Annual Meeting of Shareholders at 5:30 p.m. CST on Tuesday, May 16, 2023 at The Legends Conference Center located at 2500 Legends Circle, Prattville, Alabama.

Record Date; Stock Entitled to Vote; Quorum

Only holders of record of Company common stock as of March 22, 2023, will receive notice of the Annual Meeting, and only those shareholders will be entitled to vote at the Annual Meeting. As of March 22, 2023, there were 6,670,385 shares of Company common stock issued and outstanding held by approximately 1,006 holders of record.

A quorum requires the presence, in person or by Proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders of the Company are entitled to cast on the record date.

We intend to count the following shares as present at the Annual Meeting for the purpose of determining a quorum:

•
shares of Company common stock present in person at the Annual Meeting but not voting;
•
shares of Company common stock represented by proxies on which the shareholder has abstained on any matter; and
•
shares of Company common stock represented by proxies from a broker with no indication of how the shares of Company common stock are to be voted.
•

Votes Required

The election of the persons who will serve on the Board of Directors for the Company requires a majority of the votes cast at the Annual Meeting.

You have one vote for each share of Company common stock that you hold of record on each matter to be considered at the Annual Meeting.

The Directors and Executive Officers of the Company and of River Bank and Trust, who as a group own beneficially approximately 29.27% of the Company common stock, have stated their intention to vote all shares of Company common stock that they own for approval and adoption of all proposals described in this Proxy Statement.

Voting of Proxies

We will vote shares represented by all properly executed proxies received in time for the Annual Meeting in the manner specified on each Proxy. We will vote properly executed proxies that do not contain voting instructions in favor of the proposed directors and other items set forth in the notice of meeting, and if any other business is properly brought before the shareholders of record at the Annual Meeting, the proxies will be voted in accordance with the recommendations of the Board of Directors unless the proxy is marked to withhold authority to cast such vote.

If you abstain from voting or withhold your vote on any proposal considered at the Annual Meeting, we will not count the abstention or withhold as a vote “for” or “against” any of the proposals for purposes of the Annual Meeting.

Revocability of Proxies

If you grant a proxy, you may revoke your proxy at any time until it is voted by:

•
delivering a notice of revocation or delivering a later dated proxy on or before May 16, 2023 to the attention of Karen Thompson Smith at the address stated above or by email at InvestorRelations@river.bank;
•
submitting a properly executed proxy with a later date; or
•
appearing at the Annual Meeting, revoking the proxy and voting in person.

Attendance at the Annual Meeting will not in and of itself revoke a proxy that you submitted prior to the Annual Meeting.

Solicitation of Proxies

The Company will bear the cost of the solicitation of proxies from its shareholders.

The Company will solicit proxies by mail. In addition, the directors, officers and employees of the Company may solicit proxies from shareholders by telephone, in person, email or by any other lawful means. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation material to the beneficial owners of stock held of record by those persons, and the Company will reimburse them for reasonable out-of-pocket expenses.

PROPOSAL I – ELECTION OF DIRECTORS

If, prior to the voting at the Annual Meeting, any person to be elected a director is unable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the Board of Directors may recommend. The Company knows of no reason why any person would be unable to serve as a director.

The following list provides certain biographical information about the director nominees to be elected at the annual meeting.

Name	Age	Position	Director Since

Larry Puckett	81	Director and Chairman of the Board of Directors	2006
W. Murray Neighbors	73	Director and Vice Chairman of the Board of Directors	2015
James M Stubbs	60	Director and Chief Executive Officer	2006
Gerald R Smith, Jr	69	Director and President	2015
Vernon B. Taylor	58	Director	2006
Jimmy L Ridling	78	Director	2006
John A Freeman	75	Director	2018
Charles R Moore,III	43	Director	2018
Charles E Herron, Jr	66	Director	2006
Brian McLeod	54	Director	2019

Below is certain information regarding our executive officers’ and directors’ individual experience, qualifications, attributes, and skills and brief statements of those aspects of our directors’ backgrounds that led us to conclude that they should serve as directors or executive officers.

Larry Puckett was one of the founding directors of River Bank & Trust in 2006, and was appointed as a Director and Chairman of the board of directors at that time. He currently serves as Chairman of the board of directors of both River Financial Corporation and River Bank & Trust. Mr. Puckett is also the Dealer/Operator and President of Larry Puckett Chevrolet in Prattville, AL. Mr. Puckett serves on multiple business and non-profit boards, and is considered to be a valued member and successful business person in the automotive industry and his community.

W. Murray Neighbors was appointed as a Director and Vice Chairman of the board of directors in 2015. He currently serves as Vice Chairman of the board of directors of both River Financial Corporation and River Bank & Trust. Mr. Neighbors was one of the original members and founders of the board of directors and served as Chairman of the board of directors of Keystone Bancshares, Inc. and Keystone Bank in 2007. He is retired from the US Treasury Department, but remains an active developer of commercial and residential properties in Auburn, AL. Mr. Neighbors is also very active in his community as he has served as a member of the City of Auburn’s Commercial Development Authority, on the Business Development Committee for the Auburn Chamber of Commerce, as the Treasurer of the Lee County Rotary Club, and on the Lee County Planning Commission.

James M Stubbs was one of the founding directors, President and Chief Executive Officer of River Bank & Trust in 2006. He was appointed as a director of the board of directors and Chief Executive Officer of River Financial Corporation and River Bank & Trust in 2015, in which he currently serves in this capacity. He has over thirty-five years of commercial banking experience. Specifically, Mr. Stubbs served as a Vice President in the Consumer and Commercial Lending Departments of Aliant Bank from June 1986 through June 1997. Subsequently, he served as an Area President for Colonial Bank from June 1997 through February 2005, when he left to begin the formation of River Bank & Trust. Mr. Stubbs’ community involvement includes serving on numerous business and non-profit boards.

Gerald R Smith, Jr. was appointed as a director of the board of directors and President of River Financial Corporation and River Bank & Trust in 2015, in which he currently serves in this capacity. Mr. Smith was one of the founding directors of Keystone Bank in 2007, and served as Chief Executive Officer. He also brings fifty years of banking experience and a long history of community involvement in Gadsden, AL. Prior to forming Keystone Bank, Mr. Smith served as the Area Executive for North Alabama for The Bank with overall responsibility for offices in several cities. He also served as a Senior Banking Officer with The Bank overseeing loan operations and central loan underwriting.

Vernon B. Taylor was one of the founding directors of River Bank & Trust in 2006, and is currently serving as a Director of River Financial Corporation and River Bank & Trust. He began is professional career in aviation and remains active in that field today. Mr. Taylor later founded and directed two aviation service companies based in the River Region. He is also an investor in local commercial real estate. Mr. Taylor is very active in the community while serving on several local boards.

Jimmy L Ridling was one of the founding directors of River Bank & Trust in 2006, and was appointed as a director and Vice Chairman of the board of directors at that time through 2015. While currently serving as a director of River Financial Corporation and River Bank & Trust, Mr. Ridling has had a successful career in the insurance industry and brings a diverse background to the board. He is retired from serving as Commissioner of the Alabama Department of Insurance. He was Executive Vice President of the U.S. Operations of Fireman’s Fund Insurance Companies, and then became President and Chief Executive Officer of Southern Guaranty Insurance Companies. Mr. Ridling also served as Chairman of the Board of Directors for Jackson Hospital and the River Region United Way, a board member of the Montgomery Airport Authority, the Montgomery Area Chamber of Commerce, and the Central Alabama Community Foundation.

John A Freeman was appointed as a director of the board of directors in 2015. Mr. Freeman was one of the founding directors of Keystone Bank in 2007, and is currently serving as a Director of River Financial Corporation and River Bank & Trust. He is the owner of Freeman Land Development, Inc., and has a long history as a community and civic leader in the Gadsden area. He also previously served as an advisory director of Superior Bank in Gadsden, AL, and as a member of Jacksonville board of visitors.

Charles R Moore III was elected as a director of the River Bank & Trust board of directors in 2018, and as a director of both River Financial Corporation and River Bank & Trust in 2019, in which he currently serves in this capacity. Mr. Moore is a partner in the Birmingham office of the Bradley law firm, where he focuses on commercial lending and the representation of community banks. He is a native of Clanton, Alabama, and served on the board of directors of Peoples Southern Bank for ten years leading up to the 2018 merger with River. Mr. Moore also serves on the executive committee of Junior Achievement of Alabama, a nonprofit organization that teaches financial literacy, entrepreneurship, and workforce readiness in grades K-12. He is graduate of Vanderbilt University and the University of Virginia School of Law.

Charles E Herron, Jr. was one of the founding directors of River Bank & Trust in 2006, and was appointed as a director of both River Financial Corporation and River Bank & Trust in 2019, in which he currently serves in this capacity. Mr. Herron has worked in the land and timber business in Alabama for over 35 years. He is the owner and President of Rock Springs Land & Timber, Inc., and an ardent supporter of hunting and outdoor conservation efforts. Mr. Herron received the Governor’s Conservation Achievement Award for Conservation Educator of the Year in 2011. He has also supported the Alabama Loggers Council, the Alabama Forestry Association, and is a member of the Montgomery Area Chamber of Commerce Committee of 100.

Brian McLeod was appointed as a Director of the River Financial Corporation board of directors in 2019, and is currently serving in this capacity. Mr. McLeod was also one of the founding directors of Trinity Bank, prior to the merger in 2019. He is currently a partner of Brunson, Wilkerson, Bowden & Associates, P.C., a CPA firm serving the wiregrass region. Prior to that, he served as Vice President of Finance and Operations and director at The National Security Group, Inc. for over 30 years. He is a native of Coffee County, and served as the Board Chairman of the Wiregrass United Way Board of Trustees and the Coffee County Board of Education. Mr. McLeod also serves on the Board of Directors of Coffee County Habitat for Humanity, a member of the Elba Lions Club, while attending Hebron Baptist Church. He holds a Bachelor of Science degree from Troy University and a Master of Science degrees from the College for Financial Planning and Florida State University. In addition, Mr. McLeod is a Certified Public Accountant and Chartered Global Management Accountant.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SECURITY HOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 22, 2023 by:

•
each of our directors;
•
all of our current directors and executive officers as a group; and

•
each stockholder known by us to beneficially own more than 5% of our common stock

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholder.

Name	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares(1)
Director Nominee
Larry Puckett	141,769	2.13%
Jimmy L Ridling	100,352	1.50%
Vernon B Taylor	138,206	2.07%
James M Stubbs	266,330(2)	3.99%
Gerald R Smith, Jr	140,250(3)	2.10%
W. Murray Neighbors	60,002.90%
John A. Freeman	25,496.38%
Charles R Moore, III.	18,147.27%
Charles E Herron, Jr.	156,947	2.35%
Brian McLeod	13,492.20%

Executive Officer
Jason B Davis	8,900(4)	.13%

Executive Officers and Directors as a Group	1,952,175	29.27%

5% Stockholders known by us	N/A
(1)
Based upon total outstanding shares as of March 22, 2023. Percentages are calculated for each person assuming the exercise of stock options or stock warrants held by such person but that no other person exercises stock options or stock warrants. For the directors and executive officers as a group, the percentage is determined by assuming that each director and executive officer exercises all stock options and stock warrants but that no other person exercises stock options or stock warrants.
(2)
James M Stubbs’ ownership includes 82,000 vested stock options not yet exercised, 6,000 unvested restricted stock grants but have full voting rights, and 41,875 shares where he serves as the Trustee on multiple Trusts with voting power respecting the shares.
(3)
Gerald R Smith, Jr.’s ownership includes 45,000 vested stock options not yet exercised, and 4,000 unvested restricted stock grants but have full voting rights.
(4)
Jason Davis’ ownership includes 6,900 vested stock options not yet exercised, and 2,000 unvested restricted stock grants but have full voting rights.

AMENDMENT OF THE ARTICLES OF INCORPORATION (PROPOSALS 2-7)

The Company is proposing amendments to the Company’s articles of incorporation through Proposals 2-7 below. These proposals will update several provisions in accordance with the revised Alabama Business Corporation Law (the “ABCL”) which became effective for all Alabama corporations as of January 1, 2021. The Company’s stockholders are asked to approve these amendments as explained in detail below.

Proposals 2 and 3:

Proposals 2 and 3 authorize, respectively, (i) an increase in the number of shares of common stock from 10,000,000 to 15,000,000 shares (see section 4.1), and (ii) a new class of preferred stock which allows the board of directors to determine the terms of the preferred stock at the time of issue, including voting rights, dividend rights, conversion rights, and other provisions allowed by the ABCL (see section 4.4). The amendments allow the board of directors to determine, at the time in question, whether to raise additional capital for the Company to support the Company’s business operations and growth, including issue of shares in potential acquisitions. The issue of additional shares of common stock, or the issue of preferred stock at the direction of the board of directors, will not require further stockholder approval and can dilute the ownership interest of current stockholders. In addition, the payment of dividends, if any, on the preferred stock or the payment of preferred stock in any liquidation of the Company may be made before payment of dividends or other payments to holders of common stock.

Proposal 4:

Proposal 4 allows the Company to indemnify officers, directors, and others specified for services rendered to the Company (see Article IX section 9.1). The ABCL permits such indemnification to the fullest extent allowed by law. Such indemnification enhances the service of officers, directors, and other for the Company and may assist the Company in attracting capable personnel in the future.

Proposal 5:

Proposal 5 eliminates certain provisions found at sections 6.1 -6.4 of the existing articles of incorporation that are covered by the new ABCL or that the board of directors deems unnecessary and, thus, the Company does not believe such provisions are needed in the revised certificate of incorporation. The eliminated provisions specify how contracts between directors and the Company may be enforced, permit the Company to enter into agreements with any or all stockholders regarding transfer, eliminate director personal liability for money damages for action taken as a director, and eliminates a provision regarding the selling, or transferring all or substantially of the Company’s assets only with a vote of at least 75% of all shares entitled to be cast.

Proposal 6:

Proposal 6 is a revision of the current section 6.5 of the articles of incorporation to be placed at section 6.1 or the certificate of incorporation. It maintains protection of personal liability of directors to the Company, but it is updated to conform with the new ABCL and will be section 6.1 in the amended and restated certificate of incorporation.

Proposal 7:

Proposal 7 (i) amends and restates the current articles of incorporation to include all previous amendments as well as the amendments set forth in proposals 2-6 above, (ii) replaces the name of the current articles of incorporation to “certificate of incorporation,” (iii) replaces the use of the word shareholder to “stockholder,” and (iv) eliminates certain outdated provisions no longer needed in the certificate of incorporation as permitted by the ABCL such as deleting the names and addresses of the incorporators and initial directors, and the name and address of the initial registered agent.

The proposed certificate of incorporation, to be amended and restated if all proposals above are approved by the stockholders, is set forth at Exhibit 1 hereto. The section numbers referred to in the parenthesis above refer to the sections in Exhibit 1. If any proposals are not approved, the certificate of incorporation shall be amended and restated to the extent any proposals are approved and otherwise permitted by the ABCL. The existing articles of incorporation, as previously amended, which will be replaced by the certificate of incorporation, may be found at the Securities and Exchange Commission’s website www.secgov/Archives/edgar or may be obtained free of charge from the Company by contacting the Company at the address and telephone number provided above.

FINANCIAL STATEMENTS

The audited financial statements of the Company for the fiscal year ended December 31, 2022 were prepared in conformity with Generally Accepted Accounting Principles and are available online at

www.edocumentview.com/RIFC. If you would like a paper copy at no charge of the Form 10K, please call Karen Thompson Smith at (334) 290-2704 or email InvestorRelations@river.bank.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting requiring a vote of the shareholders, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters as determined by a majority of the Board of Directors. At your request, we will provide to you, at no charge, copies of the Articles of Incorporation and Bylaws of the Company. You may review information on the Company contained in the Company’s Form 10-K, Forms 10-Q and Forms 8-K and filed with the Securities Exchange Commission at www.sec.gov.

RIVER FINANCIAL CORPORATION

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/RIFC

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2023 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommend a vote FOR all Director nominees, and FOR Proposals 2 - 8.

	For	Against	Abstain		For	Against	Abstain
2. Proposal to amend section 4.1 of the Articles of Incorporation in increase the number of authorized shares of common stock from 10,000,000 to 15,000,000.	☐	☐	☐	3. Proposal to authorize a new section 4.4 of the Articles of Incorporation for the issuance of 1,000,000 shares of preferred stock with the authority of the board of directors to determine the terms and conditions, including voting right, if any, of such shares.	☐	☐	☐
4. Proposal to add a new Article IX to the Articles of Incorporation to authorize the board of directors to indemnify officers, directors, employees, and agents for action taken in service to the Company.	☐	☐	☐	5. Proposal to remove sections 6.1 - 6.4 of the current Articles of Incorporation because they are provisions covered by the Alabama Business Corporation Law, effective for all corporations January 1, 2021.	☐	☐	☐
6. Proposal to provide a revised section 6.1 of the Articles of Incorporation to provide that directors shall not be held liable in money damages as provided in the Alabama Business Corporation Law.	☐	☐	☐	7. Proposal to amend and restate the current Articles of Incorporation of the Company to include any or all amendments made to date, including any approved amendments set forth in proposals 2-6 above, and to update the Articles of Incorporation to be re-named "Certificate of Incorporation" and to refer to "stockholders" instead of shareholders in accordance with the Alabama Business Corporation Law.	☐	☐	☐
8. Any other matters that may properly come before the Annual Meeting or any adjournment thereof.	☐	☐	☐				

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RIVER OTE C 1234567890 FINANCIAL CORPORATION 000004 ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD6 Online Go to www.envisionreports.com/RIFC or scan the QR code — login details are located in the shaded bar below. Stockholder Annual Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the River Financial Corporation Stockholders Meeting to be Held on Tuesday, May 17, 2022 at 5:30 pm CT. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 proxy statement and annual report to shareholders are available at www.envisionreports.com/RIFC. The voting site is located at www.investorvote.com/RIFC.WWW.envisionreports.com/RIFC Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/RIFC. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please request copies no less than 10 days before meeting. 2NOT COY 03MKPA

2023 Annual Meeting

2023 Annual Meeting of Shareholders of River Financial Corporation
Tuesday, May 16, 2023, 5:30pm CT
located at
The Legends Conference Center
2500 Legends Circle, Prattville, Alabama

Important notice regarding the Internet availability of proxy materials and Form 10K for the Annual Meeting of Shareholders.
The material is available at: www.edocumentview.com/RIFC

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/RIFC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy - River Financial Corporation

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Notice of 2023 Annual Meeting of Shareholders

The undersigned hereby appoints James M Stubbs and Gerald R Smith, Jr., or any one of them, with full power of substitution in each, proxies to vote all the common stock of River Financial Corporation which the undersigned may be entitled to vote at the annual meeting of shareholders to be held on May 16, 2023 at 5:30 p.m., Central Time, and at any adjournment thereof, as follows:

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 2 - 8.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.

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Stockholder Meeting Notice River Financial Corporation’s Annual Meeting of Stockholders will be held on Tuesday, May 17, 2022 at The Legends Conference Center, 2500 Legends Circle, Prattville, Alabama, at 5:30 pm. Central Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR Proposals 1 and 2: 1. Election of the Board of Directors of the Company: 01 – Larry Puckett 02 – Jimmy L Ridling 03 – Vernon B Taylor 04 – James M Stubbs 05 – Gerald R Smith, Jr. 06 – W. Murray Neighbors 07 – John A Freeman 08 – Charles R Moore, III 09 – Charles E Herron, Jr. 10 – Brian McLeod 2. Any other matters that may properly come before the Annual Meeting or any adjournment thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/RIFC. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials River Financial Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by 10 days before the meeting.